UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
Jones Lang LaSalle Income Property Trust, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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EXPLANATORY NOTE

We have produced the following letter and email to encourage stockholders to vote on the proposals outlined in the proxy materials.

ATTENTION - POSTPONEMENT NOTICE
ACTION NEEDED ON YOUR
JLL INCOME PROPERTY TRUST ACCOUNT!!

Dear Fellow Stockholder,

We are writing to inform you that the JLL Income Property Trust Annual Meeting has been postponed to July 9, 2020. Our records indicate that we have not received your vote. By voting prior to the July 9, 2020 meeting date, you can help avoid additional costs associated with soliciting votes, and remove your name from further communications for this meeting.

Your vote is important - regardless of how many shares you own - in order for us to reach the required number of votes to hold the meeting and pass the proposals.

Choose one of the options below to record your very important vote:

INTERNET	PHONE	MAIL
Go To: www.proxypush.com/JLL • Cast your vote online. • Have your Proxy Card ready. • Follow the simple instructions to record your vote.	Call: 1-866-286-3497 • Use any touch-tone telephone. • Have your Proxy Card ready. • Follow the simple recorded instructions.	• Mark, sign and date your Proxy Card. • Fold and return your Proxy Card in the postage-paid envelope provided.

To view the proxy materials online, visit www.proxydocs.com/JLL

Additionally, we will contribute to the charity selected - choices are:

 Wounded Warriors Project Ronald McDonald House Charities

The V Foundation for Cancer Research
(if no choice is indicated, we will contribute to the Wounded Warriors Project)

After careful consideration, the Board of Directors unanimously recommends that Stockholders vote "FOR" the Proposals.

Sincerely,
/s/ C. Allan Swaringen

C. Allan Swaringen
CEO and President
JLL Income Property Trust

*For questions please contact your financial advisor or our sales desk at (855) 823-5521.
For help with voting, call (844) 647-2410.

www.proxypush.com/JLL

Dear Fellow Stockholder,

We are writing to inform you that the JLL Income Property Trust Annual Meeting has been postponed to July 9, 2020.  Our records indicate that we have not received your vote.

By voting prior to the July 9, 2020 meeting date, you can help avoid additional costs associated with soliciting votes, and remove your name from further communications for this meeting.

Additionally, we will contribute to the charity selected - choices are:

 Wounded Warriors Project Ronald McDonald House Charities

The V Foundation for Cancer Research
(if no choice is indicated, we will contribute to the Wounded Warriors Project)

Vote online by clicking on the following link: http://www.proxypush.com/JLL

Your Voting Control Number is:  XXXXXXXXXXXX

After careful consideration, the Board of Directors unanimously recommends that Stockholders vote “FOR” the Proposals.

Your vote is important. Please vote today!

Sincerely,
/s/ C. Allan Swaringen

C. Allan Swaringen
CEO and President
JLL Income Property Trust

*For questions please contact your financial advisor or our sales desk at (855) 823-5521.
For help with voting, call (844) 647-2410.

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